EXHIBIT 10.2

                                    AMENDMENT

                                       TO

                              MANAGEMENT AGREEMENT

        WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of DEAN WITTER WORLD CURRENCY FUND L.P., a Delaware limited partnership (the "Partnership"), and MILLBURN RIDGEFIELD CORPORATION, a Delaware corporation (the "Trading Advisor"), have agreed to amend the Management Agreement, dated as of April 2, 1993 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to change the management fee and the incentive fee payable to the Trading Advisor.

        WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

        NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

        1. The monthly management fee rate of 1/4 of 1% (a 3% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby changed to 1/6 of 1% (a 2% annual rate).

        2. The  quarterly  incentive  fee  percentage  of 17.5%  referred  to in
Section 6(a)(ii) of the Management Agreement is hereby changed to 20%.

        3. The foregoing changes shall take effect as of December 1, 2000.



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        IN WITNESS WHEREOF,  this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                          DEAN WITTER WORLD CURRENCY FUND L.P.

                                          By:   Demeter Management Corporation,
                                                General Partner


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President


                                          DEMETER MANAGEMENT CORPORATION


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President


                                          MILLBURN RIDGEFIELD CORPORATION


                                          By:   /s/George E. Crapple
                                             -----------------------------------
                                                Name: George E. Crapple
                                                Title:  Co-Chairman